UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 22, 2009
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FutureIT Inc.
             (Exact name of registrant as specified in its charter)



              Delaware             000-53319           98-0517683
              --------             ---------           ----------
  (State or other jurisdiction    (Commission        (IRS Employer
       of incorporation)          File Number)       Identification No.)


             4 Hamelacha Street ,North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)920-8070
                               ------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS

        On January 22, 2009 Mr. Tzahi Langer was appointed to serve as a member of the Board of Directors of the Registrant, until the Registrant's next annual general meeting of shareholders, by the Board of Directors of the Registrant. Mr. Langer has served as the chief executive officer of DataSafe Software Solutions, a division of a subsidiary of the Registrant's controlling shareholder, DataSafe Group, since August 2006 and as its vice president business development since June 2004. Mr. Langer holds a B.A. degree in Mathematics & Education from Levinsky College and an M.B.A from the College of Management, Israel.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 28, 2009

                                             FutureIT Inc.

                                             (Registrant)


                                             By: /s/ Shmuel Bachar
                                                 -----------------
                                             Name: Shmuel Bachar
                                             Chairman of the Board and
                                             Chief Executive Officer